Income tax benefit/(expense)	3 Months Ended
Sep. 30, 2019
Major Components Of Tax Expense Income [Abstract]
Income tax benefit/(expense)

4. Income tax benefit/(expense)

		Three Months Ended September 30,
	(in U.S. dollars, in thousands)	2019	2018
(a)	Income tax expense
	Current tax
	Current tax	—	—
	Total current tax expense	—	—

	Deferred tax
	(Increase)/decrease in deferred tax assets	(2,029)	(686)
	(Decrease)/increase in deferred tax liabilities	97	(25)
	Total deferred tax expense/(benefit)	(1,932)	(711)
	Income tax expense/(benefit)	(1,932)	(711)

Deferred tax assets have been brought to account only to the extent that it is foreseeable that they are recoverable against future tax liabilities.

Deferred tax assets are recognized for unused tax losses to the extent that it is probable that future taxable profit will be available against which the unused tax losses can be utilized. Deferred tax assets are offset against taxable temporary differences (deferred tax liabilities) when the deferred tax balances relate to the same tax jurisdiction in accordance with our accounting policy.

Deferred taxes are measured at the rate in which they are expected to settle within the respective jurisdictions, which can change based on factors such as new legislation or timing of utilization and reversal of associated assets and liabilities.

		As of	As of
	(in U.S. dollars, in thousands)	September 30, 2019	June 30, 2019
(b)	Deferred tax assets not brought to account
	Unused tax losses
	Potential tax benefit at local tax rates	47,545	51,807
	Other temporary differences
	Potential tax benefit at local tax rates	3,510	3,130
	Other tax credits
	Potential tax benefit at local tax rates	3,220	3,220
		54,275	58,157

As of September 30, 2019 and June 30, 2019, the Group has deferred tax assets not brought to account of $54.3 million and $58.2 million, respectively. Deferred tax assets have been brought to account only to the extent that it is foreseeable that they are recoverable against future tax liabilities.